Exhibit 99.1

Alkermes plc: Products, Profitability and Growth May 9, 2011 COPYRIGHT (c) 2011 ALKERMES, INC.

Certain statements in this presentation may constitute forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including but not limited to statements about the operational and financial benefits of the business combination. Forward-looking information is not a guarantee of future performance. Actual results may differ materially from those contained in the forward-looking information due to a number of factors including: (i) the ability to obtain required regulatory approval and stockholder consent, and to satisfy other conditions, required to consummate the merger; (ii) whether anticipated financial and operational benefits from the proposed merger will be realized within the expected time frame or at all; (iii) whether the businesses will be integrated successfully or whether such integration may be more difficult, time consuming or costly than expected; and (iv) the cost and outcome of potential litigation relating to the transaction. For additional factors, which could cause actual results to differ from expectations, reference is made to the reports filed by the company with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.

Important Additional Information and Where to Find It This communication does not constitute an offer to sell, or the solicitation of an offer to sell, or the solicitation of an offer to subscribe for or buy, any securities nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to or qualification under the securities laws of any such jurisdiction. In connection with the proposed merger, Alkermes plc will file with the SEC a registration statement on Form S-4 that will include a preliminary prospectus regarding the proposed merger and Alkermes will file with the SEC a proxy statement in respect of the proposed merger. After the registration statement has been declared effective by the SEC, a definitive proxy statement/prospectus will be mailed to Alkermes' stockholders in connection with the proposed merger. INVESTORS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS RELATING TO THE MERGER FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ALKERMES, EDT AND THE PROPOSED MERGER. You may obtain a copy of the registration statement and the proxy statement/prospectus (when available) and other related documents filed by Alkermes and Elan with the SEC regarding the proposed merger as well as other filings containing information about Alkermes, Elan and the merger, free of charge, through the web site maintained by the SEC at www.sec.gov, by directing a request to Alkermes' Investor Relations department at Alkermes, Inc., 852 Winter Street, Waltham, Massachusetts 02451, Attn: Investor Relations or to Alkermes' Investor Relations department at (781) 609-6000 or by email to financial@alkermes.com. Copies of the proxy statement/prospectus and the filings with the SEC that will be incorporated by reference in the proxy statement/prospectus can also be obtained, when available, without charge, from Alkermes' website at www.Alkermes.com under the heading "Investor Relations" and then under the heading "SEC Filings". Participants in Solicitation This communication is not a solicitation of a proxy from any Alkermes shareholder. Alkermes and its directors, executive officers and certain other members of management and employees may, however, be deemed to be participants in the solicitation of proxies in respect of the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of proxies in respect of the proposed merger will be set forth in the registration statement and the proxy statement/prospectus when it is filed with the SEC. You can find information about Alkermes' directors and executive officers in its definitive proxy statements filed with the SEC on July 29, 2010. You can obtain free copies of these documents as described above.

Agenda Richard Pops: Strategic Rationale and Business Opportunity Shane Cooke: EDT Snapshot James Frates: Financial Aspects of the Transaction Q&A

Alkermes and EDT: A Transformational Transaction Immediate profitability on a cash earnings basis and expanding Adjusted EBITDA margins Accretive transaction Growing revenues in excess of $450 million annually Driven by five major commercial products with long patent lives Incorporated in Ireland Accelerates profitability and provides springboard for growth Global biopharmaceutical company with proven track record of innovation Leader in CNS product development Operating at a new scale ~1,200 employees R&D expertise based on proprietary technologies World-class manufacturing in U.S. and Ireland Financially Operationally

Alkermes®

Five Major Products Drive Long-Term Growth

AMPYRA® (18% manufacturing and royalty rate)
- Treatment to improve walking in patients with multiple sclerosis (MS)
- Launched in U.S. in 2010, MAA filed in Europe
- Patent life into 2026

VIVITROL® (Proprietary product)
- Once-monthly injectable medication for alcohol and opioid dependence
- Ramping launch in opioid indication
- Patent life into 2029

BYDUREON™ (8% royalty rate)
- First once-weekly GLP-1 for type 2 diabetes
- CHMP recommendation for approval in Europe
- Patent life into 2025

RISPERDAL® CONSTA® (10% manufacturing and royalty rate, ~7.5% net)
- Leading long-acting injectable antipsychotic for schizophrenia/bipolar I disorder
- Approved in >90 countries, $1.5 billion in end-market sales
- Patent life into 2020 in U.S. / 2021 in Europe

INVEGA® SUSTENNA® (Tiered royalty rates on par with RISPERDAL CONSTA net economics)
- Long-acting injectable antipsychotic for schizophrenia
- Approved in U.S. and Europe, recent UK launch
- Patent life into 2019

COPYRIGHT © 2011 ALKERMES, INC.

# Combined Pipeline: CNS Focus

| Schizophrenia | Depression | Reward Disorders | Pain | OIC | MS |
|---|---|---|---|---|---|
| ALKS 9070 | ALKS 33/BUP | ALKS 33 (binge eating) | Meloxicam IV | ALKS 37 | AMPYRA® |
| RISPERDAL® CONSTA® | | ALKS 33 (alcohol dependence) | ZX002 | | |
| INVEGA ® SUSTENNA® | | ALKS 33/BUP (cocaine addiction) | ALKS 36 | | |
| | | VIVITROL® | | | |

COPYRIGHT © 2011 ALKERMES, INC.

Shane Cooke, Head of EDT

Strong Strategic Fit at the Right Time EDT positioned for growth; AMPYRA(r) and INVEGA(r) SUSTENNA(r) at beginning of their growth trajectories Complementary world-class drug formulation and manufacturing expertise CNS focused product portfolios Royalties from long-acting atypical antipsychotics now under one roof Capability to invest prudently in the strongest pipeline assets

EDT: Established Model for Profitability 40-year history with >35 approved drugs Commercial portfolio of 22 marketed drugs NanoCrystal(r) and Oral Controlled Release technologies Track record of innovation: AMPYRA(r), AVINZA(r), NAPRELAN(r) and VERELAN(r) Diversified revenue streams Royalties on commercialized products R&D revenues from partnered candidates Manufacturing revenues

Deep Product Portfolio with Diversified Revenue Streams Products Mfg Rev Royalties Avinza(r) ? ? Luvox(r) CR ? ? Diltiazem(r) ? - Naprelan(r) ? - Rapamune(r) ? - Ritalin(r) LA / Focalin(r) XR ? ? Verelan(r) ? ? Zanaflex(r) Capsules ? ? Emend(r) ? ? Megace(r) ES - ? Skelaxin(r) - ? Tricor(r) 145 - ? Recent Launches Mfg Rev Royalties Ampyra(r) ? ? Invega(r) Sustenna(r) - ? CY'10 East 274 West 104 ($MM) Adjusted EBITDA

James Frates, CFO of Alkermes

Key Transaction Terms Purchase Price Cash: $500 million Equity: 31.9 million shares (~25% of pro forma company) Funding Combination of cash on balance sheet and prepayable new term loan New debt of up to $450 million with secured financing from Morgan Stanley and HSBC Synergies ~$20 million synergies to be fully realized by FY'13 Financial Impact Pro forma company immediately profitable on a cash earnings basis Immediately accretive to cash earnings Pro forma debt / Adjusted EBITDA of 4.6x to be reduced through future growth in EBITDA and debt paydown Closing Conditions Alkermes shareholder approval Customary closing conditions and HSR clearance Transaction Close Expected Q3 CY'11 Shareholder Agreement Elan has entered into a shareholder agreement with respect to its holdings in the pro forma company

Alkermes plc: Financial Strength Trailing 12 months as of March 31, 2011 Pro forma revenues ~$450 million Pro forma Adjusted EBITDA ~$80 million Pro forma revenues Double-digit growth rates in FY'13 and beyond Pro forma Adjusted EBITDA margins Expected to be in range of 15-20% in FY'12 Expand to 30-35% in FY'13 and beyond $20 million in annual synergies in U.S. operations to be fully realized by FY'13

($MM) Alkermes, Inc. Standalone Alkermes plc Pro Forma ($MM) Alkermes plc Pro Forma Alkermes, Inc. Standalone Meaningful Increase in Revenues & Profitability

# Alkermes plc: Diversified Revenue Base
(based on CY '10)



BYDUREON™
VIVITROL®
RISPERDAL® CONSTA®



MEGACE®
Other
SKELAXIN®
TRICOR®
LUVOX®
ZANAFLEX®
RAPAMUNE®
DILTIAZAM®
NAPRELAN®
AVINZA®
FOCALIN®/
RITALIN®
VERELAN®
AMPYRA®
RISPERDAL®
CONSTA®
VIVITROL®
BYDUREON™
INVEGA® SUSTENNA®

COPYRIGHT © 2011 ALKERMES, INC.

Richard Pops, CEO of Alkermes

Alkermes and EDT: A Transformational Transaction Immediate profitability on a cash earnings basis and expanding Adjusted EBITDA margins Accretive transaction Growing revenues in excess of $450 million annually Driven by five major commercial products with long patent lives Incorporated in Ireland Accelerates profitability and provides springboard for growth Global biopharmaceutical company with proven track record of innovation Leader in CNS product development Operating at a new scale ~1,200 employees R&D expertise based on proprietary technologies World-class manufacturing in U.S. and Ireland Financially Operationally

www.alkermes.com COPYRIGHT (c) 2011 ALKERMES, INC.